As filed with the U.S. Securities and Exchange Commission on April 26, 2022
1933 Act Registration No. 333-232464
1940 Act registration No. 811-05242

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 49	☒

THRIVENT VARIABLE ANNUITY ACCOUNT C
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effectiveImmediately upon filing of this registration statement.:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2022 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Flexible Premium Deferred Variable Annuity
Thrivent Variable Annuity Account C

Statutory Prospectus
April 30, 2022
This Prospectus describes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contract. Even though we no longer issue new Contracts, you may continue to allocate premiums among investment options with different investment objectives.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	There are no charges for making a full or partial surrender.
Transaction Charges	There may be charges for other transactions.
	You will pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.			Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of daily Accumulated Value or Annuity Unit Value)	0.0%	1.25%
	Investment Options (Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	1.42%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges.
	Lowest Annual Cost: $1,354	Highest Annual Cost: $2,701
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive combination of Portfolio fees and expenses
	No optional benefits or riders.	No optional benefits or riders
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.	Principal Risks of Investing in the Contract
RESTRICTIONS		Location in Statutory Prospectus
Investments	The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred).
We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year.
With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary.
	We reserve the right to add, delete, combine or substitute investment options.	Purchases and Contract Value-Fixed Account
TAXES		Location in Statutory Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1⁄2 and no exception applies.	Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	The financial advisor or professional will receive trailing compensation based on the Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the contract offers withdrawals on an ad hoc or systematic basis. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found  in the Appendix at the end of this document.
The income phase begins when we begin to make payment to you.  If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis.  This means earning are not taxed until money is paid out of the Contract.
Dollar Cost Averaging:  You may choose dollar cost averaging, which allows you to have automatic periodic transfers made to one or more of the variable investment options. Dollar cost averaging allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract has a Death Benefit if an Annuitant dies in the accumulation phase.
Settlement Options: You may elect to convert some or all of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of excess amount being surrendered)	0 [1]%
Transfer Charge	$0 [2]
Wire Transfers (for withdrawals)	$15
Overnight Delivery	Varies by destination
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Administrative Expense	$30 [2]	$30
Base Contract Expenses[2]
Basic Death Benefit	1.25% [3]	1.10%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion on the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
1When the Contracts were originally issued, there was a six-year surrender charge period. All Contracts are now out of the surrender charge period.
[2]	You are allowed 12 transfers each Contract Year.
[2]	A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.
[3]	The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges —Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.42%
Expenses after reimbursements and/or fee waivers	0.23%	1.20% [4]
[4]	The Expenses after reimbursements and/or fee waivers line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus

Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes no optional benefits.Although your costs may be higher or lower, based on these assumptions, your costs would be5:

	Years
	1	3	5	10
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,701	$8,294	$14,150	$30,027
Minimum Portfolio Expenses:	$1,506	$4,679	$ 8,079	$17,684

[5]	For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 1.42% to 0.23%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦	Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦	Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦	Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
♦	Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦	Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦	Investment Restrictions. We reserve the right to limit transfers in any Contract year, although, we will always allow at least 12 transfers a year. In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
♦	Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
♦	Fees and Charges. Deduction of Contract fees and charges may result in loss of principal. We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in your Contract.
♦	Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦	Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦	Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦	Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.

♦	Cybersecurity Risk. We and our service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting us, a Subaccount, or service providers have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the ability to calculate Subaccount values, corrupting data or preventing parties from sharing information necessary for our operations, preventing or slowing transactions, stopping you from making transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and you may bear costs tied to these risks.
General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account C is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available in 1988. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account C reflect the investment experience of Thrivent Variable Annuity Account C and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account C may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/VariableAnnuityC. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.
The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges
Administrative Expense
Your Contract includes an annual administrative expense charge of $30 (or less, if required by the state where you Contract was issued) to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.
Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦	Expense Risk. This is the risk that the expenses, with respect to the Contracts, will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).
If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Notwithstanding this charge, contract owners may be asked to add money under the Maintenance of Solvency provision described in Maintenance of Solvency below.
Expenses of the Fund
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and the current prospectus of the Portfolio.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
If our reserves become impaired, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in the Maintenance of Solvency section below.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/VariableAnnuityC.
General Description of the Contracts
Entire Contract
Your entire insurance Contract is comprised of:
♦	the Contract including any attached riders, endorsements or amendments;
♦	the application attached to the Contract.
Contract Owner, Beneficiaries and Annuitants
Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.
The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.
The owner may change the beneficiary by giving us Written Notice of the change. The change will not be effective until we receive your Written Notice at our Service Center. Once we receive it, the change will be effective as of the date on which you signed the notice. However, the change will not affect any payments made or actions taken by us before we received your notice, and we will not be responsible for the validity of any change.

Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us, and will never be less than an effective rate of 4% per year.
Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form.
Dollar Cost Averaging
You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Written Notice or notice by telephone (if you have such authorization).
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of Thrivent Portfolios are sold to other Portfolios, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. We may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Portfolio, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Portfolio’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Portfolio; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the responses of the Portfolio to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of shares by one or more of the separate accounts, which could have adverse consequences.
The Subaccounts will purchase and redeem from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.
We are not bound by an assignment unless it is inwriting and filed at our Service Center. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan;
♦	Contracts issued in Massachusetts (beginning January 1, 2009); and
♦	Contracts issued in Montana (beginning October 1, 1985).
Annuity Period
Annuity Commencement Date
The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new

Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the settlement option
Annuity Proceeds
The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s Accumulated Value on that date.
We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Commencement Date.
If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed  settlement option, life income with 10-year guarantee period.
Settlement Options
You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis.
We reserve the right to limit the number of allocations to subaccounts.
The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:
♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.
♦	Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years or other guaranteed period agreed to by us.
In addition to these options, proceeds may be paid under any other settlement option agreeable to us.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the settlement option and the portion that remains deferred.

Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.
Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.
Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.
The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.
Subaccount Annuity Unit Value
A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:
(a)Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.
(b)Is that Subaccount’s Net Investment Factor for the current Valuation Period. See Purchases and Contract Value – Net Investment Factor.
(c)Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year or another percentage agreed to by us.

Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Commencement Date	Standard	None	None	None
Death Benefit Before the Annuity Commencement Date
If the Annuitant dies before the Annuity Commencement Date, this Contract provides a death benefit.
The amount of the death benefit is calculated as the greatest of:
♦	The Accumulated Value on the date we calculate the death benefit;
♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and
♦	The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date.
The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the death proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to death proceeds.
If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:
(1)The principal and interest are completely distributed within five years after the date of death; or
(2)If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.
Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving Spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Death Benefit After the Annuity Commencement Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.
Purchases and Contract Value
Allocation of Premium
We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to subaccounts.
The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or over the telephone if we receive proper authorization from you. Any change will apply to all future premiums unless you request another change.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Fixed Account
On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 4% per year. For the current interest rate, please contact our Service Center at 1-800-847-4836.
In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.
Accumulated Value of Your Contract
On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.
We credit your Contract with Accumulation Units in a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦	You make a surrender from that Subaccount; or
♦	We deduct all or part of the administrative charge from that Subaccount.
Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:
(a)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(b)Is the Net Investment Factor for that Subaccount for that period.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:
(a)Is the sum of:
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus.
(iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(c)Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. is currently 1.10% and guaranteed never to exceed 1.25%.
Minimum Accumulated Value
We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:
(1)At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.
(2)If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.
If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.
Transfers
On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.
You can request a transfer in two ways:
(1)By giving us Written Notice; or
(2)By telephone.
We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.
Transfers are subject to the following conditions:
♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.
♦	In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary before the end of the valuation day..
Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts;
(1)By giving us Written Notice; or
(2)By telephone if we receive proper authorization from you.
Purchase Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.
Surrenders and Withdrawals
Surrender
On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.
A partial surrender must be at least $200, unless it is being used to pay a premium or loan on another Thrivent product, and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges, or tax withholding associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding. You may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders. See Taxes — Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a financial advisor or professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract's Accumulated Value in any year will be includible in the Contract Owner's income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law).For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange.  If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading Surrenders and Withdrawals unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityC or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
For financial advisors or professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Ave. S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed financial advisor or professional of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Your financial advisor or professional may be paid differently depending on the product or service recommended. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
For premiums paid to the Contract, your financial advisor or professional currently receives no commissions. Your financial advisor or professional may receive asset-based compensation ranging from 0% to 0.068% of the account value annually. If you elect a settlement option we pay commission in the range of 0% to 1.08% of the premium applied to the settlement option. Thrivent uses a system referred to as a “grid” for determining the percentage paid to financial advisors or professionals. The higher the overall level of production, the higher the percentage of compensation may be. The ability to improve grid placement semi-annually provides an incentive for your financial advisor or professional to sell the Contract. Because financial advisor or professionals of the Thrivent Investment Management Inc. are also our appointed agents, they may be eligible for various cash benefits, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. Commissions and other incentives and payments described above are not charged directly to Contract Owners. We intend to recoup sales expenses through fees and charges deducted under the Contract.
For financial advisors or professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 1.5% of premiums, plus up to 0.05% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity settlement option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
Transfers, Surrenders, or Withdrawals:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836

Special Terms
Accumulated Value	The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account.
Annuitant	The person named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Commencement Date	The date when annuity income payments begin.
Annuity Unit	A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.
Commuted Value	The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.
Contract	The individual flexible premium variable annuity Contract offered by Thrivent Financial and described in this Prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue of the Contract.
Contract Owner	The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.
Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.
Fixed Account	The Fixed Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a separate account of Thrivent. For the current interest rate, please call our Service Center at 1-800-847-4836.
Fund	Thrivent Series Fund, Inc., which is described in the accompanying prospectus.
Medallion Signature Guarantee	A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.
Portfolio	Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403 408 or 408A or similar provisions of the Internal Revenue Code.
Service Center	Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Spouse	An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.
Subaccount	Subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.
Variable Account	Thrivent Variable Annuity Account C, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice	A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableAnnuityC. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75% [1]	20.20%	14.94%	12.77%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.69% [1]	16.35%	12.30%	10.99%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.63% [1]	12.69%	10.41%	9.24%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.64%	12.44%	8.83%	8.66%
	Thrivent Moderately Conservative Allocation Portfolio	0.60% [1]	7.20%	7.61%	6.84%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	6.87%	6.79%	7.04%
Corporate Bond	Thrivent Income Portfolio	0.43%	-0.46%	5.57%	5.04%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	-4.73%	9.61%	5.69%
Foreign Large Blend	Thrivent International Allocation Portfolio (Subadvisor for international small-cap equity assets: Goldman Sachs Asset Management, L.P.)	0.72%	14.46%	8.48%	7.24%
	Thrivent International Index Portfolio	0.45%	10.86%	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC.)	0.84% [1]	12.77%	16.88%	14.18%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	4.40%	4.97%	5.90%
Intermediate Government	Thrivent Government Bond Portfolio	0.44%	-1.52%	2.89%	2.55%
Large Blend	Thrivent ESG Index Portfolio	0.42% [1]	30.78%	N/A [4]	N/A [4]
	Thrivent Large Cap Index Portfolio	0.23%	28.41%	18.18%	16.20%
Large Growth	Thrivent All Cap Portfolio	0.65%	24.11%	16.63%	14.85%
	Thrivent Large Cap Growth Portfolio	0.43%	22.97%	25.36%	19.76%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	32.05%	13.00%	13.44%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.24%	24.47%	12.82%	13.85%
	Thrivent Mid Cap Stock Portfolio	0.65%	28.81%	15.94%	16.68%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	11.80%	N/A [4]	N/A [4]

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	30.88%	N/A [4]	N/A [4]
Money Market - Taxable	Thrivent Money Market Portfolio	0.32%	0.00%	0.82%	0.41%
Multisector Bond	Thrivent Multidimensional Income Portfolio	1.07% [1]	5.77%	N/A [2]	N/A [2]
	Thrivent Opportunity Income Plus Portfolio	0.63%	1.80%	3.61%	3.23%
Real Estate	Thrivent Real Estate Securities Portfolio	0.84%	42.11%	11.54%	11.60%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	0.27%	2.52%	2.26%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	26.50%	12.21%	14.21%
	Thrivent Small Cap Stock Portfolio	0.70%	24.77%	16.34%	15.01%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	11.94%	N/A [3]	N/A [3]
World Large – Stock Blend	Thrivent Global Stock Portfolio	0.62%	20.71%	13.69%	12.46%
	Thrivent Low Volatility Equity Portfolio	0.90% [1]	18.65%	N/A [2]	N/A [2]
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.

The Statement of Additional Information (SAI) dated April 30, 2022 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableAnnuityC. For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form V2-VY-FPVA-1 and state variations
EDGAR Contract No.C000214626	VP63 (VIP) R4-22

Thrivent Variable Annuity Account C
Statement of Additional Information
Dated April 30, 2022
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Variable Annuity Account C Prospectus dated April 30, 2022 (the “Prospectus”) for Thrivent Variable Annuity Account C (the “Variable Account”), formerly known as TLIC Variable Annuity Account A, describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/VariableAnnuityC.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available in 1988. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
While the Contract is no longer issued, Contract Owners may continue to allocate net premiums among the investment alternatives with different investment objectives.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a principal underwriting and servicing agreement to which Thrivent Investment Mgt. and Thrivent Financial, on behalf of itself and the separate account, are parties. The Contract is no longer sold but we continue to accept premium payments.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgt. retained $0.
2021	2020	2019
$1,169,365	$1,208,225	$1,164,242
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 3.5% and the Annuity 1983 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 3.5%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
When a variable settlement option is issued, the total payment is the sum of the payments from each subaccount.  Each subaccount payment is the number of its annuity units multiplied by that day’s annuity unit value.  The number of annuity units per payment is determined on the settlement option issue date.  Once established, the number of units per payment stays constant unless the subaccounts are reallocated or a joint life income reduction factor is applied.  The number of annuity units on the issue date is the agreement amount divided by the annuity payment rate and then divided by the annuity unit value.  The annuity payment rate is determined using the chosen assumed investment return (AIR) of 3%, 4% or 5% and if a life income, the Annuity 2000 mortality table.  Second and subsequent payments in a subaccount are the number of annuity units multiplied by the payment date’s annuity unit value.
5

STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
6

MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
7

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account C as of December 31, 2021 and for the period then ended and the statement of changes in net assets for the for the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
8

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, surplus and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 13 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, MN
February 10, 2022

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2021 and 2020
(in millions)
	2021	2020
Admitted Assets
Bonds	$ 48,723	$ 48,054
Stocks	2,271	2,156
Mortgage loans	10,272	9,645
Real estate	45	49
Real estate held-for-sale	5	125
Cash, cash equivalents and short-term investments	2,295	3,461
Contract loans	1,064	1,120
Receivables for securities	310	250
Limited partnerships	7,693	5,602
Other invested assets	314	362
Total cash and invested assets	72,992	70,824
Accrued investment income	418	437
Due premiums and considerations	118	121
Other assets	61	49
Assets held in separate accounts	41,953	37,894
Total Admitted Assets	$115,542	$109,325
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 50,041	$ 49,813
Deposit liabilities	4,519	4,195
Contract claims	572	594
Member dividends payable	293	288
Interest maintenance reserve	629	540
Asset valuation reserve	2,384	1,971
Transfers due from separate accounts, net	(637)	(577)
Payable for securities	1,119	2,843
Securities lending obligation	337	265
Other liabilities	735	900
Liabilities related to separate accounts	41,855	37,794
Total Liabilities	$101,847	$ 98,626
Surplus
Unassigned funds	$ 13,695	$ 10,698
Other surplus	—	1
Total Surplus	$ 13,695	$ 10,699
Total Liabilities and Surplus	$115,542	$109,325
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Revenues
Premiums	$ 5,182	$4,630	$4,967
Considerations for supplementary contracts with life contingencies	94	107	170
Net investment income	4,098	2,951	3,050
Separate account fees	832	718	706
Amortization of interest maintenance reserve	103	95	105
Other revenues	37	35	35
Total Revenues	$10,346	$8,536	$9,033
Benefits and Expenses
Death benefits	$ 1,373	$1,334	$1,123
Surrender benefits	3,650	3,138	3,263
Change in reserves	228	826	975
Other benefits	1,989	1,938	1,931
Total benefits	7,240	7,236	7,292
Commissions	305	261	264
General insurance expenses	821	685	764
Fraternal benefits and expenses	236	233	200
Transfers to separate accounts, net	(812)	(861)	(782)
Total expenses and net transfers	550	318	446
Total Benefits and Expenses	$ 7,790	$7,554	$7,738
Gain from Operations before Dividends and Capital Gains and Losses	$ 2,556	$ 982	$1,295
Dividends	292	286	329
Other	—	(1)	—
Gain from Operations before Capital Gains and Losses	$ 2,264	$ 697	$ 966
Realized capital gains (losses), net	298	(40)	24
Net Income	$ 2,562	$ 657	$ 990
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Surplus, Beginning of Year	$10,699	$10,065	$ 9,130
Net income	2,562	657	990
Change in unrealized investment gains and losses	722	134	423
Change in non-admitted assets	(25)	(97)	(20)
Change in asset valuation reserve	(413)	(135)	(449)
Change in reserve valuation reserve	—	42	—
Change in surplus of separate account	(2)	26	33
Corporate home office building sale	—	(22)	(19)
Pension liability adjustment	152	29	(19)
Other	—	—	(4)
Surplus, End of Year	$13,695	$10,699	$10,065
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Cash from Operations
Premiums	$ 5,269	$ 4,730	$ 5,133
Net investment income	2,536	2,583	2,526
Other revenues	869	753	741
	8,674	8,066	8,400
Benefit and loss-related payments	(7,047)	(6,091)	(6,149)
Transfers to/from separate account, net	752	798	756
Commissions and expenses	(1,355)	(1,139)	(1,172)
Dividends	(286)	(329)	(324)
Other	(9)	(7)	4
Net Cash from Operations	$ 729	$ 1,298	$ 1,515
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 12,421	$ 10,274	$ 10,721
Stocks	1,404	1,943	1,427
Mortgage loans	1,038	764	822
Other	2,291	3,154	1,543
	17,154	16,135	14,513
Cost of investments acquired or originated:
Bonds	(14,827)	(9,956)	(11,201)
Stocks	(1,062)	(1,350)	(1,323)
Mortgage loans	(1,664)	(911)	(1,329)
Other	(1,995)	(1,628)	(1,494)
	(19,548)	(13,845)	(15,347)
Transactions under mortgage dollar roll program, net	1,758	(1,871)	(468)
Change in net amounts due to/from broker	(1,784)	(140)	(25)
Change in collateral held for securities lending	72	(214)	228
Change in contract loans	56	44	8
Net Cash from Investments	$ (2,292)	$ 109	$ (1,091)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 325	$ 146	$ 115
Other	72	(146)	44
Net Cash from Financing and Miscellaneous Sources	$ 397	$ —	$ 159
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ (1,166)	$ 1,407	$ 583
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 3,461	$ 2,054	$ 1,471
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 2,295	$ 3,461	$ 2,054
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 141	$ 161	$ 114
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
As of and For the Year Ended December 31, 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2021, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the SVO-Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $834 million and $2.6 billion in the mortgage dollar roll program as of December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are carried at market value or amortized cost depending on the preferred stock’s convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Preferred stock that is perpetual or redeemable, has conversion data, is a mandatory convertible or does not have a mandatory conversion date is reported at fair market value. Preferred stock that is redeemable and has a mandatory conversion date is reported at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

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1. Nature Of Operations And Significant Accounting Policies, continued
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, limited partnerships and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

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As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

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As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.

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1. Nature Of Operations And Significant Accounting Policies, continued
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2022, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

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As of and For the Year Ended December 31, 2021, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2021
U.S. government and agency securities	$ 2,551	$ 145	$ 3	$ 2,693
U.S. state and political subdivision securities	98	51	—	149
Securities issued by foreign governments	83	4	—	87
Corporate debt securities	37,185	3,970	127	41,028
Residential mortgage-backed securities	4,976	104	15	5,065
Commercial mortgage-backed securities	2,105	67	6	2,166
Collateralized debt obligations	2	9	—	11
Other debt obligations	940	12	4	948
Affiliated Bonds	783	—	—	783
Total bonds	$48,723	$4,362	$155	$52,930
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
The admitted value of corporate debt securities issued in foreign currencies was $678 million and $694 million as of December 31, 2021 and 2020, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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	Admitted Value	Fair Value
December 31, 2021
Due in 1 year or less	$ 4,591	$ 4,624
Due after 1 year through 5 years	11,077	11,742
Due after 5 years through 10 years	14,489	15,396
Due after 10 years through 20 years	7,990	9,541
Due after 20 years	12,695	13,746
Total	$50,842	$55,049
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2021
U.S. government and agency securities	11	$ 994	$ 2	—	$—	$—
Corporate debt securities	461	3,730	109	45	417	19
Residential mortgage-backed securities	43	1,957	13	9	21	2
Commercial mortgage-backed securities	24	217	4	5	41	2
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	107	578	5	1	13	—
Total bonds	646	$7,476	$133	60	$492	$ 23
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$—	$—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$236	$ 21
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

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As of and For the Year Ended December 31, 2021, continued
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Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2021	2020
Unaffiliated Preferred Stocks:
Cost	$ 476	$ 348
Gross unrealized gains	79	50
Gross unrealized losses	(7)	(3)
Fair value	$ 548	$ 395
Statement value	546	348
Unaffiliated Common Stocks:
Cost	$ 922	$ 987
Gross unrealized gains	451	364
Gross unrealized losses	(14)	(22)
Fair value/statement value	$1,359	$1,329
Affiliated Common Stocks:
Cost	$ 126	$ 99
Gross unrealized gains	31	50
Gross unrealized losses	(38)	(10)
Fair value/statement value	$ 119	$ 139
Affiliated Mutual Funds:
Cost	$ 217	$ 305
Gross unrealized gains	30	35
Gross unrealized losses	—	—
Fair value/statement value	$ 247	$ 340
Total statement value	$2,271	$2,156
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.3 billion and $9.6 billion for the years ended December 31, 2021 and 2020. There was no allowance for credit losses as of December 31, 2021 or 2020.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

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The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2021	2020
In good standing	$10,238	$9,614
Restructured loans, in good standing	34	31
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,272	$9,645

	2021	2020
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.8%	0.9%
Total principal	$101	$ 81
Number of loans	80	81
Interest Rates for Loans Issued During the Year:
Maximum	4.8%	6.5%
Minimum	2.0%	2.2%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	67%	71%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2021	2020
Current	$10,272	$9,644
30 – 59 days past due	—	1
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,272	$9,645
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

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The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2021	2020
Geographic Region:
Pacific	32%	32%
South Atlantic	19	19
East North Central	7	8
West North Central	11	12
Mountain	8	9
Mid-Atlantic	9	9
West South Central	9	7
Other	5	4
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2021	2020
Property Type:
Industrial	23%	23%
Retail	19	21
Office	15	16
Church	9	10
Apartments	27	23
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For both years ended December 31, 2021 and 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was less than $1 million, $8 million and less than $1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The average recorded investment in impaired mortgage loans was $7 million for both years

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ended December 31, 2021 and 2020. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2021 and less than $1 million for the years ended December 31, 2020 and 2019.
In certain circumstances, Thrivent may restructure the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2021 and 2020, Thrivent did not restructure any loans under these circumstances.
As of both December 31, 2021 and 2020, Thrivent held 3 mortgage loans totaling $22 million and $22 million, respectively, where loan modifications had occurred. During the years ended December 31, 2021 and 2020, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2021 and 2020, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2021	2020
Home office properties	$139	$141
Held-for-sale	5	125
Total before accumulated depreciation	144	266
Accumulated depreciation	(94)	(92)
Total real estate	$ 50	$174
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million gain on the sale of the property was recognized in 2021.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

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The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2021
Assets:
Call spread options	$ 118	$ 849	$ 197
Futures	—	434	(20)
Foreign currency swaps	35	550	10
Interest rate swaps	—	—	(1)
Covered written call options	—	—	—
Total assets	$ 153	$1,833	$ 186
Liabilities:
Call spread options	$ (91)	$ 885	$(187)
Futures	—	258	—
Foreign currency swaps	(9)	126	1
Covered written call options	(2)	—	10
Total liabilities	$(102)	$1,269	$(176)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2021, 2020 and 2019, $16 million, $9 million and $8 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

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Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2021	2020
Loaned Securities:
Carrying value	$290	$240
Fair value	330	260
Cash Collateral Reinvested:
Open	$156	$ 81
30 days or less	64	131
31 - 60 days	61	—
61 - 90 days	26	—
91 - 120 days	—	5
121 - 180 days	3	5
181 - 365 days	—	36
1 - 2 years	27	3
2 - 3 years	—	—
Greater than 3 years	—	4
Total	$337	$265
Cash collateral liabilities	$337	$265
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2021	2020
Bonds:
Carrying value	$ 36	$ 54
Fair value	36	54
Short-term Investments:
Carrying value	$ 51	$ 9
Fair value	51	9
Cash Equivalents:
Carrying value	$250	$202
Fair value	250	202
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

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2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2021, Thrivent sold 449 non-investment grade securities with a book value totaling $6 million where the cost to repurchase within 30 days totaled $10 million. The net gain for securities sold and later repurchased totaled $4 million. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $0 million and $15 million as of December 31, 2021 and 2020, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Bonds:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The fair value of the cash collateral under the repo borrowing transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the Federal Home Loan Bank of Chicago (“FHLB”). This FHLB membership required a purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent’s strategy is to utilize these funds to optimize liquidity or spread investment purposes. Additional FHLB activity-based stock purchases will be required based upon the amount of funds borrowed from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowings from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account.
As of the date hereof, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The following tables indicate the amounts of FHLB capital and activity-based stock, collateral pledged, and assets and liabilities related to Thrivent’s agreement with FHLB as of December 31, 2021 and 2020. On January 5, 2022 Thrivent received its first cash advance of $100 million.
The amount of FHLB capital stock held at December 31, 2021 and 2020 (in millions):
	2021	2020
Membership Stock – Class B par value	$ 5	$—
Activity Stock	—	—
Aggregate Total	$ 5	$—
The amount of collateral pledged to FHLB at December 31, 2021 and 2020 (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$659	$617	$—	$—	$—	$—

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$659	$617	$—	$—	$—	$—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $1.0 billion and $328 million at December 31, 2021 and 2020, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $2 million and $3 million for the years ended December 31, 2021 and 2020, respectively.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Bonds	$1,792	$1,797	$1,818
Preferred stock	21	19	15
Unaffiliated common stocks	22	27	29
Affiliated common stocks	101	94	60
Mortgage loans	423	439	433
Real estate	13	17	14
Contract loans	78	82	86
Cash, cash equivalents and short-term investments	5	19	52
Limited partnerships	1,680	489	584
Other invested assets	31	32	17
	4,166	3,015	3,108
Investment expenses	(63)	(57)	(53)
Depreciation on real estate	(5)	(7)	(5)
Net investment income	$4,098	$2,951	$3,050
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2021, there were 515 securities with a callable or tender feature sold or redeemed totaling $124 million. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 302	$ 293	$ 209
Gross losses	(122)	(211)	(89)
Stocks:
Gross gains	348	316	174
Gross losses	(18)	(86)	(60)
Futures	(20)	(200)	(90)
Other	5	11	8
Net gains (losses) on sales	495	123	152
Provisions for Losses:
Bonds	(5)	(44)	(15)
Stocks	—	(1)	—
Other	—	14	19
Total provisions for losses	(5)	(31)	4
Realized capital gains (losses)	490	92	156
Transfers to interest maintenance reserve	(192)	(132)	(132)
Realized capital gains (losses), net	$ 298	$ (40)	$ 24
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $11.8 billion, $9.7 billion and $10.1 billion for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2021 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). As shown in table below, no individual impairment recognized exceeded $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
12667GGD9	$ 6	$—	$ 6	$ 6
12668BQA4	3	—	3	3
16165TAE3	4	—	4	5
46629QAD8	5	—	5	5
576434V92	4	—	4	4
02660YAX0	2	1	1	1
40431KAD2	4	1	3	3
75971EAE6	3	1	2	2
75971EAJ5	4	1	3	3
Total	$35	$ 4	$31	$32

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$162	$ —	$ 162	1%
At book value less a surrender charge of 5% or more	1,475	—	—	1,475	2
At fair value	—	—	38,723	38,723	67
Total with market value adjustment or at fair value	1,475	162	38,723	40,360	70
At book value without adjustment	15,436	—	—	15,436	27
Not subject to discretionary withdrawal	1,534	—	60	1,594	3
Total	$18,445	$162	$38,783	$57,390	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 557	$—	$ —	$ 557
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$—	$ —	$ 485

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,037	$—	$—	$4,037	89%
Total with market value adjustment or at fair value	4,037	—	—	4,037	89
At book value without adjustment	418	—	—	418	9
Not subject to discretionary withdrawal	64	—	21	85	2
Total	$4,519	$—	$ 21	$4,540	100%
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2021	2020
Aggregate reserves for life, annuity and health contracts	$18,445	$18,483
Deposit liabilities	4,519	4,195
Liabilities related to separate accounts	38,966	35,357
Total	$61,930	$58,035

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2021
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,368	$10,355	$10,386	$ —	$ —	$ —
Universal life with secondary guarantees	1,347	1,211	1,464	1,250	1,136	1,153
Other permanent cash value life insurance	—	11,881	12,767	—	—	—
Variable universal life	42	42	55	1,097	1,094	1,100
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	15	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	107	XXX	XXX	—
Disability – disable lives	XXX	XXX	360	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,757	$23,489	$26,195	$2,347	$2,230	$2,253
Reinsurance ceded	478	591	847	—	—	—
Total	$11,279	$22,898	$25,348	$2,347	$2,230	$2,253
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was $0 million and $230 million as of December 31, 2021 and 2020, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumption to now include a 10% equity allocation to the asset portfolio for both the closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease in PDR for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2021 and 2020, totaling $8.5 billion and $10.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2021 and 2020, totaled $30 million and $38 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2021
Ordinary new business	$12	$ 1
Ordinary renewal	64	103
Total	$76	$104
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2021	2020	2019	2018	2017
Risk charge paid	$119	$102	$104	$108	$107
Payments for guaranteed benefits	6	7	5	4	4

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
The distribution of investments in the separate account assets as of December 31 were as follows:
	2021	2020
Equity funds	68%	64%
Bond funds	23	26
Balanced funds	7	7
Other	2	3
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2021
Reserves:
For accounts with assets at fair value	$162	$41,057	$41,219
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$162	$ —	$ 162
At fair value	—	40,976	40,976
Not subject to discretionary withdrawal	—	81	81
Total	$162	$41,057	$41,219
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216

	2021	2020	2019
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ —	$ 1	$ —
Non-guaranteed	2,531	1,849	1,712
Total	$2,531	$1,850	$1,712

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
	2021	2020	2019
Transfers to separate accounts	$ 2,531	$ 1,849	$ 1,709
Transfers from separate accounts	(3,335)	(2,712)	(2,490)
Other items	(8)	2	(1)
Transfers to separate accounts, net	$ (812)	$ (861)	$ (782)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2021	2020
Net balance at January 1	$1,097	$1,203
Incurred Related to:
Current year	515	464
Prior years	(172)	(150)
Total incurred	343	314
Paid Related to:
Current year	128	116
Prior years	276	304
Total paid	404	420
Net balance at December 31	$1,036	$1,097
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
6. Reinsurance, continued
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2021	2020	2019
Direct premiums	$5,289	$4,736	$5,073
Reinsurance ceded	(107)	(106)	(106)
Net premiums	$5,182	$4,630	$4,967
Reinsurance claims recovered	$ 131	$ 89	$ 81
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2021	2020
Life insurance	$847	$846
Accident-and-health	—	—
Total	$847	$846
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 42% of the reinsurance recoverable as of December 31, 2021.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2021 and 2020.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2021	2020
Unrealized gains and (losses)	$ 1,412	$ 691
Non-admitted assets	(252)	(227)
Separate account business	99	101
Asset valuation reserve	(2,384)	(1,971)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2021
Assets:
Bonds	$ 164	$ —	$—	$ 164
Unaffiliated preferred stocks	—	398	—	398
Unaffiliated common stocks	1,353	6	—	1,359
Cash, cash equivalents and short-term investments	570	—	—	570
Assets held in Separate account assets	—	41,953	—	41,953
Other invested assets	—	35	118	153
Total	$2,087	$42,392	$118	$44,597
Liabilities:
Other liabilities	$ —	$ 9	$ 91	$ 100
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2021	2020
Assets:
Balance, January 1	$ 163	$ 91
Purchases	59	68
Sales	(468)	(111)
Realized gains and (losses) net income	200	32
Unrealized gains and (losses) surplus	164	83
Balance, December 31	$ 118	$ 163
Liabilities:
Balance, January 1	$ 136	$ 67
Purchases	40	49
Sales	(49)	(28)
Realized gains and (losses) net income	(186)	(25)
Unrealized gains and (losses) surplus	150	75
Balance, December 31	$ 91	$ 136
Transfers
During 2021, Thrivent had transfers of $190 million into Level 2 from Level 3 and transfers of less than $1 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2021
Financial Assets:
Bonds	$48,723	$2,627	$36,594	$13,709	$52,930
Unaffiliated preferred stocks	546	—	398	150	548
Unaffiliated common stocks	1,359	1,353	6	—	1,359
Affiliated common stock	119	—	119	—	119
Affiliated mutual funds	247	120	127	—	247
Mortgage loans	10,272	—	—	11,007	11,007
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,295	570	1,725	—	2,295
Limited partnerships	7,693	—	—	7,693	7,693
Real estate – held-for-sale	5	—	—	8	8
Assets held in separate accounts	41,953	—	41,953	—	41,953
Other invested assets	314	—	144	199	343
Financial Liabilities:
Deferred annuities	$16,152	$ —	$ —	$15,797	$15,797
Other deposit contracts	1,068	—	—	1,068	1,068
Other liabilities	102	—	9	91	100
Liabilities related to separate accounts	41,855	—	41,855	—	41,855
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2021	2020	2019	2021	2020	2019
Service cost	$ 21	$ 21	$ 23	$ 2	$ 2	$ 2
Interest cost	33	39	47	3	4	5
Expected return on plan assets	(78)	(79)	(71)	—	—	—
Other	13	18	19	—	—	(1)
Net periodic cost	$(11)	$ (1)	$ 18	$ 5	$ 6	$ 6
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,316	$1,246	$127	$124
Service cost	21	21	2	2
Interest cost	33	39	3	3
Actuarial gain (loss)	(27)	66	—	6
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Plan changes	—	—	(11)	—
Benefit obligation, end of year	$1,284	$1,316	$109	$127
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,235	$1,110	$—	$—
Actual return on plan assets	180	161	—	—
Employer contribution	—	20	12	8
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Fair value of plan assets, end of year	$1,356	$1,235	$—	$—
The significant changes in actuarial gain of the 2021 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes. For 2020, the significant changes in the actuarial loss consists primarily of a decreased discount rate.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Funded Status:
Accrued benefit costs	$ —	$ —	$(116)	$(123)
Asset (Liability) for pension benefits	72	(81)	7	(4)
Total overfunded (unfunded) liabilities	$ 72	$ (81)	$(109)	$(127)
Deferred Items:
Net (losses) gains	$ 125	$ 267	$ 15	$ 4
Net prior service cost	—	—	(11)	—
Accumulated amounts recognized in periodic pension expenses	$ 197	$ 186	$(105)	$(123)
Accumulated benefit obligation	$1,249	$1,274	$ 109	$ 127
The overfunded or unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2021 and 2020, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2020	$—	$ 301	$ 301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$ 267	$ 267	$—	$ 4	$ 4
Net prior service cost recognized	—	—	—	(11)	—	(11)
Net gain (loss) arising during the period	—	(128)	(128)	—	—	—
Net gain (loss) recognized	—	(14)	(14)	—	—	—
Balance, December 31, 2021	$—	$ 125	$ 125	$ (11)	$ 4	$ (7)

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Weighted Average Assumptions:
Discount rate	2.9%	2.6%	2.9%	2.6%
Expected return on plan assets	6.5	7.3	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	1.6	1.0	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.9 % and 6.0% in 2021 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2031. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2022 – $67 million; 2023 – $70 million; 2024 – $71 million; 2025 – $73 million; 2026 –$74 million; and 2027 to 2031 – $384 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2022 – $10 million; 2023 – $10 million; 2024 – $9 million; 2025 – $8 million; 2026 – $8 million; and 2027 to 2031 – $34 million.
The minimum pension contribution required for 2021 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2022.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2021	2020
Equity securities	71%	76%	70%
Fixed income and other securities	29	24	30
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2021
Fixed Maturity Securities:
U.S. government and agency securities	$ 94	$ 10	$—	$ 104
Corporate debt securities	—	141	—	141
Residential mortgage-backed securities	—	75	2	77
Commercial mortgage-backed securities	—	3	—	3
Other debt obligations	—	20	—	20
Common stocks	593	—	—	593
Affiliated mutual funds – equity funds	—	133	—	133
Short-term investments	129	65	1	195
Limited partnerships	—	—	169	169
Total	$816	$447	$172	$1,435

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $79 million and $53 million as of December 31, 2021 and 2020, respectively.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2021 or 2020. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2021, 2020 and 2019, Thrivent contributed $41 million, $35 million and $34 million, respectively, to these plans.
As of December 31, 2021 and 2020, $69 million and $72 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2021, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
10. Commitments and Contingent Liabilities, continued
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $71 million and $270 million as of December 31, 2021 and 2020, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.9 billion and $4.1 billion as of December 31, 2021 and 2020, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $17 million, $14 million and $17 million for each of the years ended December 31, 2021, 2020 and 2019 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2021 were $182 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2022 – $16 million; 2023 – $15 million; 2024 – $13 million; 2025 – $13 million and thereafter – $125 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2020, values was completed on August 5, 2021 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $119 million and $139 million related to Holdings for the years ended December 31, 2021 and 2020, respectively. Non-admitted values related to Holdings were $32 million and $26 million for the years ended December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
11. Related Party Transactions, continued
Other Related Party Transactions
Thrivent has invested $247 million and $340 million in various Thrivent mutual funds as of December 31, 2021 and 2020, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $108 million, $85 million and $87 million for the years ended December 31, 2021, 2020 and 2019, respectively. The net receivables due from affiliates for the years ended December 31, 2021 and 2020 were $14 million and $10 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $173 million, $135 million and $124 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $218 million, $187 million and $182 million for the years ended December 31, 2021, 2020 and 2019, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020 and allows for a maximum aggregate principal amount of $1.2 billion. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $783 million and $674 million as of December 31, 2021 and 2020, respectively.
In July 2021, TEF entered into an agreement to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $325 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2021, TEF was not required to purchase any student loans under the terms of the agreement.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
12. Basis of Presentation, continued
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, an interest maintenance reserve is not maintained.
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2021 and 2020 and for the three years ended December 31, 2021, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account C
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account C, indicated in Note 1, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account C as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2022
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account C since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT C
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021
Subaccount	Investments at fair value	Receivable from TLIC for annuity reserve adjustment	Total Assets	Payable to TLIC for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Accumulation units outstanding	Unit value (accumulation)	Deathclaim units	Deathclaim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$ 50,197,816	$ —	$ 50,197,816	$—	$ 50,197,816	$ 50,197,816	$ —	$ 50,197,816	1,375,505	$ 36.47	1,024	$34.79	$ 33,274,044	2,324,285
All Cap	$ 9,725,705	$ 11,899	$ 9,737,604	$—	$ 9,737,604	$ 9,711,641	$ 25,963	$ 9,737,604	254,346	$ 38.16	123	$41.47	$ 6,158,458	490,627
Balanced Income Plus	$ 8,882,039	$ 37,113	$ 8,919,152	$—	$ 8,919,152	$ 8,835,038	$ 84,114	$ 8,919,152	311,405	$ 28.33	504	$25.35	$ 7,630,204	513,899
Diversified Income Plus	$ 13,984,982	$ 26,866	$ 14,011,848	$—	$ 14,011,848	$ 13,830,348	$ 181,500	$ 14,011,848	453,322	$ 30.39	2,333	$23.56	$ 11,903,980	1,575,525
ESG Index	$ 693,095	$ —	$ 693,095	$—	$ 693,095	$ 693,095	$ —	$ 693,095	41,689	$ 16.63	—	$16.67	$ 611,841	41,921
Global Stock	$ 11,359,040	$ 36,592	$ 11,395,632	$—	$ 11,395,632	$ 11,217,007	$ 178,625	$ 11,395,632	374,117	$ 29.93	704	$29.26	$ 7,803,420	692,941
Government Bond	$ 2,814,195	$ 9,152	$ 2,823,347	$—	$ 2,823,347	$ 2,784,811	$ 38,536	$ 2,823,347	161,241	$ 17.19	866	$15.54	$ 2,813,156	252,506
High Yield	$ 65,285,357	$ 527,330	$ 65,812,687	$—	$ 65,812,687	$ 64,165,133	$ 1,647,554	$ 65,812,687	993,988	$ 64.36	10,084	$23.81	$ 79,342,679	14,029,000
Income	$ 54,004,678	$ 510,517	$ 54,515,195	$—	$ 54,515,195	$ 53,126,711	$ 1,388,484	$ 54,515,195	924,587	$ 57.19	14,186	$19.77	$ 50,939,800	5,017,110
International Allocation	$ 27,022,284	$ 98,590	$ 27,120,874	$—	$ 27,120,874	$ 26,733,332	$ 387,542	$ 27,120,874	1,926,106	$ 13.84	5,261	$14.13	$ 19,974,813	2,365,955
International Index	$ 334,451	$ —	$ 334,451	$—	$ 334,451	$ 334,451	$ —	$ 334,451	23,798	$ 14.05	—	$14.09	$ 315,069	24,037
Large Cap Growth	$480,941,926	$3,189,036	$484,130,962	$—	$484,130,962	$473,813,110	$10,317,852	$484,130,962	1,664,250	$283.27	41,255	$58.40	$224,981,773	7,895,244
Large Cap Index	$ 28,829,626	$ 68,681	$ 28,898,307	$—	$ 28,898,307	$ 28,743,782	$ 154,525	$ 28,898,307	576,371	$ 49.82	586	$45.12	$ 13,833,383	445,216
Large Cap Value	$ 33,296,699	$ 56,900	$ 33,353,599	$—	$ 33,353,599	$ 33,093,071	$ 260,528	$ 33,353,599	891,130	$ 37.06	1,935	$34.34	$ 19,801,056	1,378,701
Limited Maturity Bond	$ 6,471,761	$ 37,043	$ 6,508,804	$—	$ 6,508,804	$ 6,387,800	$ 121,004	$ 6,508,804	452,246	$ 14.09	1,237	$13.27	$ 6,446,180	648,726
Low Volatility Equity	$ 589,301	$ —	$ 589,301	$—	$ 589,301	$ 589,301	$ —	$ 589,301	38,869	$ 15.16	—	$15.27	$ 464,975	39,353
Mid Cap Growth	$ 909,607	$ —	$ 909,607	$—	$ 909,607	$ 909,607	$ —	$ 909,607	55,537	$ 16.38	—	$16.42	$ 831,126	55,110
Mid Cap Index	$ 13,371,645	$ 14,293	$ 13,385,938	$—	$ 13,385,938	$ 13,347,790	$ 38,148	$ 13,385,938	252,542	$ 52.75	590	$42.24	$ 8,706,095	545,737
Mid Cap Stock	$113,573,225	$ 472,570	$114,045,795	$—	$114,045,795	$112,097,455	$ 1,948,340	$114,045,795	1,737,087	$ 64.33	7,002	$49.55	$ 71,272,694	4,126,274
Mid Cap Value	$ 606,550	$ —	$ 606,550	$—	$ 606,550	$ 606,550	$ —	$ 606,550	35,510	$ 17.08	—	$17.12	$ 573,089	36,426
Moderate Allocation	$236,141,246	$ 36,802	$236,178,048	$—	$236,178,048	$235,752,571	$ 425,477	$236,178,048	8,609,883	$ 27.20	59,472	$26.65	$176,198,381	13,743,365
Moderately Aggressive Allocation	$168,958,783	$ 9,952	$168,968,735	$—	$168,968,735	$168,852,109	$ 116,626	$168,968,735	5,390,061	$ 31.29	6,382	$30.26	$118,489,635	8,803,972
Moderately Conservative Allocation	$ 67,250,179	$ 11	$ 67,250,190	$—	$ 67,250,190	$ 67,249,803	$ 387	$ 67,250,190	3,083,279	$ 21.76	7,792	$21.56	$ 55,315,166	4,554,825
Money Market	$ 5,605,132	$ 34,254	$ 5,639,386	$—	$ 5,639,386	$ 5,537,026	$ 102,360	$ 5,639,386	3,023,864	$ 1.83	1,655	$ 1.02	$ 5,605,132	5,605,132
Multidimensional Income	$ 288,983	$ —	$ 288,983	$—	$ 288,983	$ 288,983	$ —	$ 288,983	24,108	$ 11.99	—	$12.07	$ 273,719	26,534
Opportunity Income Plus	$ 2,083,952	$ 2,710	$ 2,086,662	$—	$ 2,086,662	$ 2,058,472	$ 28,190	$ 2,086,662	122,353	$ 16.74	641	$16.40	$ 2,083,274	206,819
Partner Emerging Markets Equity	$ 2,267,911	$ —	$ 2,267,911	$—	$ 2,267,911	$ 2,267,911	$ —	$ 2,267,911	135,418	$ 16.75	—	$17.09	$ 1,767,166	132,696
Partner Healthcare	$ 7,062,911	$ —	$ 7,062,911	$ 22	$ 7,062,889	$ 7,044,244	$ 18,645	$ 7,062,889	181,087	$ 38.40	2,313	$39.20	$ 4,586,434	233,945
Real Estate Securities	$ 8,790,556	$ 15,100	$ 8,805,656	$—	$ 8,805,656	$ 8,711,497	$ 94,159	$ 8,805,656	142,243	$ 60.98	1,085	$34.23	$ 4,804,533	241,345
Small Cap Growth	$ 1,579,325	$ —	$ 1,579,325	$—	$ 1,579,325	$ 1,579,325	$ —	$ 1,579,325	77,365	$ 19.55	3,420	$19.65	$ 1,444,654	79,797
Small Cap Index	$ 12,489,211	$ 20,286	$ 12,509,497	$—	$ 12,509,497	$ 12,458,624	$ 50,873	$ 12,509,497	233,386	$ 53.27	645	$41.85	$ 8,810,480	517,869
Small Cap Stock	$ 20,302,547	$ 35,906	$ 20,338,453	$—	$ 20,338,453	$ 20,002,494	$ 335,959	$ 20,338,453	400,164	$ 49.86	1,306	$39.04	$ 13,757,102	807,599
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT C
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Investment Income	Expenses	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$ 383,655	$ (535,264)	$ (151,609)	$ 1,782,067	$ 1,861,602	$ 4,796,888	$ 8,440,557	$ 8,288,948
All Cap	$ 37,811	$ (100,588)	$ (62,777)	$ 319,664	$ 259,293	$ 1,340,012	$ 1,918,969	$ 1,856,192
Balanced Income Plus	$ 202,687	$ (95,816)	$ 106,871	$ 116,279	$ 97,547	$ 593,828	$ 807,654	$ 914,525
Diversified Income Plus	$ 431,942	$ (159,716)	$ 272,226	$ 363,506	$ 2,074	$ 170,551	$ 536,131	$ 808,357
ESG Index	$ —	$ (4,058)	$ (4,058)	$ 10,768	$ 1,429	$ 80,015	$ 92,212	$ 88,154
Global Stock	$ 100,108	$ (122,452)	$ (22,344)	$ 459,806	$ 353,114	$ 1,161,539	$ 1,974,459	$ 1,952,115
Government Bond	$ 40,763	$ (33,798)	$ 6,965	$ 34,873	$ 60,438	$ (196,562)	$ (101,251)	$ (94,286)
High Yield	$3,079,385	$ (737,471)	$ 2,341,914	$ (1,732,414)	$ —	$ 1,542,017	$ (190,397)	$ 2,151,517
Income	$1,590,862	$ (628,467)	$ 962,395	$ 816,579	$ 1,616,778	$ (4,381,211)	$ (1,947,854)	$ (985,459)
International Allocation	$ 428,490	$ (301,727)	$ 126,763	$ 776,386	$ —	$ 2,484,745	$ 3,261,131	$ 3,387,894
International Index	$ 508	$ (2,291)	$ (1,783)	$ 1,124	$ 1,643	$ 11,419	$ 14,186	$ 12,403
Large Cap Growth	$ 624,262	$(5,126,188)	$(4,501,926)	$30,840,901	$46,945,361	$17,284,394	$95,070,656	$90,568,730
Large Cap Index	$ 364,946	$ (287,477)	$ 77,469	$ 1,584,548	$ 120,566	$ 4,429,856	$ 6,134,970	$ 6,212,439
Large Cap Value	$ 361,437	$ (330,572)	$ 30,865	$ 1,134,885	$ 1,051,907	$ 5,408,482	$ 7,595,274	$ 7,626,139
Limited Maturity Bond	$ 106,241	$ (75,215)	$ 31,026	$ 26,201	$ —	$ (113,023)	$ (86,822)	$ (55,796)
Low Volatility Equity	$ 8,213	$ (5,923)	$ 2,290	$ 18,896	$ —	$ 64,274	$ 83,170	$ 85,460
Mid Cap Growth	$ —	$ (8,290)	$ (8,290)	$ 110,991	$ 2,743	$ (72,730)	$ 41,004	$ 32,714
Mid Cap Index	$ 124,225	$ (142,030)	$ (17,805)	$ 542,588	$ 161,342	$ 1,877,563	$ 2,581,493	$ 2,563,688
Mid Cap Stock	$ 254,145	$(1,185,857)	$ (931,712)	$ 4,105,603	$ 6,030,010	$16,452,532	$26,588,145	$25,656,433
Mid Cap Value	$ 2,490	$ (4,788)	$ (2,298)	$ 6,235	$ 14,060	$ 32,387	$ 52,682	$ 50,384
Moderate Allocation	$3,572,485	$(2,605,513)	$ 966,972	$ 8,068,358	$10,172,598	$ 6,449,212	$24,690,168	$25,657,140
Moderately Aggressive Allocation	$1,993,903	$(1,822,674)	$ 171,229	$ 5,554,784	$ 6,560,141	$10,867,489	$22,982,414	$23,153,643
Moderately Conservative Allocation	$1,248,057	$ (761,448)	$ 486,609	$ 1,810,878	$ 2,072,583	$ (331,154)	$ 3,552,307	$ 4,038,916
Money Market	$ —	$ (67,831)	$ (67,831)	$ —	$ —	$ —	$ —	$ (67,831)
Multidimensional Income	$ 5,536	$ (2,366)	$ 3,170	$ 2,651	$ —	$ 2,836	$ 5,487	$ 8,657
Opportunity Income Plus	$ 61,566	$ (22,625)	$ 38,941	$ 2,240	$ —	$ (29,955)	$ (27,715)	$ 11,226
Partner Emerging Markets Equity	$ 4,073	$ (28,362)	$ (24,289)	$ 177,390	$ —	$ (305,344)	$ (127,954)	$ (152,243)
Partner Healthcare	$ 20,465	$ (77,169)	$ (56,704)	$ 392,597	$ 345,114	$ 70,083	$ 807,794	$ 751,090
Real Estate Securities	$ 107,846	$ (85,352)	$ 22,494	$ 497,282	$ —	$ 2,137,121	$ 2,634,403	$ 2,656,897
Small Cap Growth	$ —	$ (15,168)	$ (15,168)	$ 340,437	$ 31,425	$ (200,893)	$ 170,969	$ 155,801
Small Cap Index	$ 103,927	$ (135,939)	$ (32,012)	$ 519,348	$ 92,304	$ 1,950,547	$ 2,562,199	$ 2,530,187
Small Cap Stock	$ 152,641	$ (214,541)	$ (61,900)	$ 733,317	$ 577,063	$ 2,707,947	$ 4,018,327	$ 3,956,427
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT C
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions			Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves
Aggressive Allocation	$ (151,609)	$ 3,643,669	$ 4,796,888	$ 8,288,948	$ 850,437	$ (3,272,427)	$ —	$ (3,200,107)	$ 5,088,841	$ 45,108,975	$ 50,197,816
All Cap	$ (62,777)	$ 578,957	$ 1,340,012	$ 1,856,192	$ 215,450	$ (606,120)	$ 1,450	$ (283,479)	$ 1,572,713	$ 8,164,891	$ 9,737,604
Balanced Income Plus	$ 106,871	$ 213,826	$ 593,828	$ 914,525	$ 94,001	$ (560,391)	$ 8,087	$ (238,299)	$ 676,226	$ 8,242,926	$ 8,919,152
Diversified Income Plus	$ 272,226	$ 365,580	$ 170,551	$ 808,357	$ 213,398	$ (1,770,728)	$ 3,208	$ (1,896,933)	$ (1,088,576)	$ 15,100,424	$ 14,011,848
ESG Index	$ (4,058)	$ 12,197	$ 80,015	$ 88,154	$ 6,499	$ 4,696	$ —	$ 483,524	$ 571,678	$ 121,417	$ 693,095
Global Stock	$ (22,344)	$ 812,920	$ 1,161,539	$ 1,952,115	$ 235,741	$ (983,837)	$ 5,727	$ (1,053,970)	$ 898,145	$ 10,497,487	$ 11,395,632
Government Bond	$ 6,965	$ 95,311	$ (196,562)	$ (94,286)	$ 34,564	$ (460,051)	$ (3,268)	$ (797,620)	$ (891,906)	$ 3,715,253	$ 2,823,347
High Yield	$ 2,341,914	$ (1,732,414)	$ 1,542,017	$ 2,151,517	$1,478,276	$ (5,372,805)	$ 47,392	$ (6,250,634)	$ (4,099,117)	$ 69,911,804	$ 65,812,687
Income	$ 962,395	$ 2,433,357	$ (4,381,211)	$ (985,459)	$1,358,127	$ (5,028,430)	$ (31,404)	$ (6,772,344)	$ (7,757,803)	$ 62,272,998	$ 54,515,195
International Allocation	$ 126,763	$ 776,386	$ 2,484,745	$ 3,387,894	$ 369,972	$ (1,832,818)	$ 11,667	$ (2,608,644)	$ 779,250	$ 26,341,624	$ 27,120,874
International Index	$ (1,783)	$ 2,767	$ 11,419	$ 12,403	$ 152	$ (6,823)	$ —	$ 239,595	$ 251,998	$ 82,453	$ 334,451
Large Cap Growth	$(4,501,926)	$77,786,262	$17,284,394	$90,568,730	$3,944,409	$(36,155,785)	$675,133	$(49,786,487)	$40,782,243	$443,348,719	$484,130,962
Large Cap Index	$ 77,469	$ 1,705,114	$ 4,429,856	$ 6,212,439	$ 981,004	$ (1,196,007)	$ 13,736	$ (821,858)	$ 5,390,581	$ 23,507,726	$ 28,898,307
Large Cap Value	$ 30,865	$ 2,186,792	$ 5,408,482	$ 7,626,139	$ 533,234	$ (2,156,802)	$ 6,712	$ 1,169,720	$ 8,795,859	$ 24,557,740	$ 33,353,599
Limited Maturity Bond	$ 31,026	$ 26,201	$ (113,023)	$ (55,796)	$ 461,968	$ (598,697)	$ (3,201)	$ (516,750)	$ (572,546)	$ 7,081,350	$ 6,508,804
Low Volatility Equity	$ 2,290	$ 18,896	$ 64,274	$ 85,460	$ 223	$ (17,319)	$ —	$ (49,877)	$ 35,583	$ 553,718	$ 589,301
Mid Cap Growth	$ (8,290)	$ 113,734	$ (72,730)	$ 32,714	$ 24,570	$ (29,490)	$ —	$ (200,034)	$ (167,320)	$ 1,076,927	$ 909,607
Mid Cap Index	$ (17,805)	$ 703,930	$ 1,877,563	$ 2,563,688	$ 451,414	$ (531,841)	$ 2,442	$ (369,146)	$ 2,194,542	$ 11,191,396	$ 13,385,938
Mid Cap Stock	$ (931,712)	$10,135,613	$16,452,532	$25,656,433	$1,203,376	$ (7,188,622)	$ 59,348	$ (8,811,853)	$16,844,580	$ 97,201,215	$114,045,795
Mid Cap Value	$ (2,298)	$ 20,295	$ 32,387	$ 50,384	$ 58,022	$ (10,099)	$ —	$ 538,917	$ 589,301	$ 17,249	$ 606,550
Moderate Allocation	$ 966,972	$18,240,956	$ 6,449,212	$25,657,140	$6,201,487	$(21,644,118)	$ (5,292)	$(23,663,158)	$ 1,993,982	$234,184,066	$236,178,048
Moderately Aggressive Allocation	$ 171,229	$12,114,925	$10,867,489	$23,153,643	$3,037,554	$(13,161,822)	$ 1,372	$(14,376,233)	$ 8,777,410	$160,191,325	$168,968,735
Moderately Conservative Allocation	$ 486,609	$ 3,883,461	$ (331,154)	$ 4,038,916	$1,143,322	$ (6,441,059)	$ 2	$ (7,283,565)	$ (3,244,649)	$ 70,494,839	$ 67,250,190
Money Market	$ (67,831)	$ —	$ —	$ (67,831)	$1,142,546	$ (1,076,249)	$ 1,743	$ (1,490,014)	$ (1,557,845)	$ 7,197,231	$ 5,639,386
Multidimensional Income	$ 3,170	$ 2,651	$ 2,836	$ 8,657	$ 544	$ (8,426)	$ —	$ 87,770	$ 96,427	$ 192,556	$ 288,983
Opportunity Income Plus	$ 38,941	$ 2,240	$ (29,955)	$ 11,226	$ 22,644	$ (136,787)	$ 1,674	$ (42,713)	$ (31,487)	$ 2,118,149	$ 2,086,662
Partner Emerging Markets Equity	$ (24,289)	$ 177,390	$ (305,344)	$ (152,243)	$ 231,437	$ (226,038)	$ —	$ (107,873)	$ (260,116)	$ 2,528,027	$ 2,267,911
Partner Healthcare	$ (56,704)	$ 737,711	$ 70,083	$ 751,090	$ 84,097	$ (364,391)	$ (2)	$ (582,086)	$ 169,004	$ 6,893,885	$ 7,062,889
Real Estate Securities	$ 22,494	$ 497,282	$ 2,137,121	$ 2,656,897	$ 36,434	$ (485,335)	$ 4,923	$ (858,389)	$ 1,798,508	$ 7,007,148	$ 8,805,656
Small Cap Growth	$ (15,168)	$ 371,862	$ (200,893)	$ 155,801	$ 58,722	$ (75,781)	$ —	$ (281,627)	$ (125,826)	$ 1,705,151	$ 1,579,325
Small Cap Index	$ (32,012)	$ 611,652	$ 1,950,547	$ 2,530,187	$ 583,103	$ (644,184)	$ 8,893	$ (124,921)	$ 2,405,266	$ 10,104,231	$ 12,509,497
Small Cap Stock	$ (61,900)	$ 1,310,380	$ 2,707,947	$ 3,956,427	$ 532,695	$ (1,350,453)	$ 1,890	$ (778,932)	$ 3,177,495	$ 17,160,958	$ 20,338,453
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT C
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions			Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves
Aggressive Allocation	$ 33,019	$ 3,657,494	$ 2,639,011	$ 6,329,524	$1,192,979	$ (2,017,339)	$ —	$ (3,200,966)	$ 3,128,558	$ 41,980,417	$ 45,108,975
All Cap	$ (25,291)	$ 1,460,119	$ 25,768	$ 1,460,596	$ 73,488	$ (319,356)	$ (9,775)	$ (825,278)	$ 635,317	$ 7,529,573	$ 8,164,891
Balanced Income Plus	$ 136,939	$ 21,333	$ 430,273	$ 588,545	$ 322,002	$ (372,082)	$ 2,800	$ (529,566)	$ 58,980	$ 8,183,947	$ 8,242,926
Diversified Income Plus	$ 322,973	$ 241,055	$ 326,275	$ 890,303	$ 214,318	$ (699,808)	$ 3,083	$ (809,696)	$ 80,606	$ 15,019,817	$ 15,100,424
ESG Index*	$ 800	$ 1,471	$ 1,238	$ 3,509	$ —	$ —	$ —	$ 117,908	$ 121,417	$ —	$ 121,417
Global Stock	$ 61,435	$ 1,239,793	$ (109,306)	$ 1,191,922	$ 79,720	$ (843,099)	$ (14,189)	$ (1,748,409)	$ (556,487)	$ 11,053,974	$ 10,497,487
Government Bond	$ 13,069	$ 58,072	$ 115,441	$ 186,582	$ 92,832	$ (154,770)	$ 1,770	$ 413,255	$ 599,837	$ 3,115,416	$ 3,715,253
High Yield	$ 2,899,645	$ (2,446,912)	$ 333,380	$ 786,113	$1,303,349	$ (5,016,095)	$ 42,016	$ (7,121,793)	$ (6,335,680)	$ 76,247,484	$ 69,911,804
Income	$ 1,123,206	$ 930,370	$ 3,992,424	$ 6,046,000	$1,137,547	$ (4,532,715)	$ 82,138	$ (4,898,162)	$ 1,147,837	$ 61,125,160	$ 62,272,998
International Allocation	$ 519,909	$ 610,435	$ (651,509)	$ 478,835	$ 357,122	$ (1,337,353)	$ (15,607)	$ (2,549,670)	$ (2,070,835)	$ 28,412,459	$ 26,341,624
International Index*	$ 616	$ 756	$ 7,962	$ 9,334	$ 45	$ —	$ —	$ 73,119	$ 82,453	$ —	$ 82,453
Large Cap Growth	$(2,978,665)	$48,385,388	$88,052,946	$133,459,669	$3,435,226	$(25,096,019)	$844,583	$(29,698,278)	$103,761,391	$339,587,328	$443,348,719
Large Cap Index	$ 102,381	$ 1,004,898	$ 2,366,536	$ 3,473,815	$ 545,428	$ (878,593)	$ 9,599	$ (432,096)	$ 3,041,720	$ 20,466,007	$ 23,507,726
Large Cap Value	$ 190,389	$ 1,214,423	$ (889,337)	$ 515,475	$ 241,987	$ (1,504,014)	$ (3,296)	$ (2,076,879)	$ (1,561,405)	$ 26,119,144	$ 24,557,740
Limited Maturity Bond	$ 64,088	$ 11,171	$ 97,939	$ 173,198	$ 297,113	$ (422,973)	$ (15,966)	$ 487,018	$ 660,216	$ 6,421,134	$ 7,081,350
Low Volatility Equity	$ 1,353	$ 19,098	$ (4,089)	$ 16,362	$ 93,150	$ (11,733)	$ —	$ 128,991	$ 145,353	$ 408,365	$ 553,718
Mid Cap Growth*	$ (4,124)	$ 59,075	$ 151,212	$ 206,163	$ 49,553	$ (31,487)	$ —	$ 870,764	$ 1,076,927	$ —	$ 1,076,927
Mid Cap Index	$ 25,106	$ 352,702	$ 809,260	$ 1,187,068	$ 89,059	$ (412,662)	$ 3,670	$ (418,225)	$ 768,843	$ 10,422,553	$ 11,191,396
Mid Cap Stock	$ (490,041)	$ 4,087,890	$12,430,112	$ 16,027,961	$ 727,043	$ (5,384,511)	$ 59,731	$(10,413,529)	$ 5,614,433	$ 91,586,783	$ 97,201,215
Mid Cap Value*	$ 78	$ 175	$ 1,074	$ 1,327	$ —	$ —	$ —	$ 15,922	$ 17,249	$ —	$ 17,249
Moderate Allocation	$ 1,911,174	$12,813,666	$10,793,225	$ 25,518,065	$2,871,789	$(14,520,211)	$ 11,985	$(16,941,163)	$ 8,576,902	$225,607,164	$234,184,066
Moderately Aggressive Allocation	$ 808,860	$12,462,492	$ 5,306,340	$ 18,577,692	$2,157,759	$ (9,720,069)	$ 1,784	$(18,091,358)	$ 486,334	$159,704,991	$160,191,325
Moderately Conservative Allocation	$ 808,792	$ 3,231,091	$ 1,936,908	$ 5,976,791	$1,309,589	$ (5,147,897)	$ 6	$ (4,859,127)	$ 1,117,663	$ 69,377,175	$ 70,494,839
Money Market	$ (49,372)	$ —	$ —	$ (49,372)	$1,265,092	$ (987,965)	$ 1,567	$ 454,122	$ 404,750	$ 6,792,481	$ 7,197,231
Multidimensional Income	$ (2,082)	$ (836)	$ 13,612	$ 10,694	$ 14,258	$ (4,448)	$ —	$ (6,528)	$ 4,166	$ 188,390	$ 192,556
Opportunity Income Plus	$ 44,236	$ (11,977)	$ 25,614	$ 57,873	$ 123,133	$ (129,957)	$ 1,766	$ (597)	$ 57,276	$ 2,060,873	$ 2,118,149
Partner Emerging Markets Equity	$ 22,871	$ 14,273	$ 465,211	$ 502,355	$ 19,591	$ (71,038)	$ —	$ (160,002)	$ 342,353	$ 2,185,674	$ 2,528,027
Partner Healthcare	$ (41,334)	$ 388,747	$ 698,709	$ 1,046,122	$ 61,747	$ (284,225)	$ (3)	$ (501,444)	$ 544,678	$ 6,349,207	$ 6,893,885
Real Estate Securities	$ 63,803	$ 341,476	$ (1,027,215)	$ (621,936)	$ 44,363	$ (341,791)	$ (1,461)	$ (1,078,416)	$ (1,700,352)	$ 8,707,500	$ 7,007,148
Small Cap Growth	$ (6,582)	$ 41,185	$ 308,760	$ 343,363	$ 59,153	$ (93,278)	$ —	$ 1,008,966	$ 1,352,329	$ 352,822	$ 1,705,151
Small Cap Index	$ 7,135	$ 262,179	$ 585,832	$ 855,146	$ 97,336	$ (364,701)	$ 2,931	$ (420,744)	$ 434,402	$ 9,669,829	$ 10,104,231
Small Cap Stock	$ (57,004)	$ 1,499,854	$ 1,307,263	$ 2,750,113	$ 69,802	$ (968,916)	$ (15,748)	$ (2,002,414)	$ 747,699	$ 16,413,259	$ 17,160,958
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
(1) ORGANIZATION
The Thrivent Variable Annuity Account C (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 32 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
ESG Index (b)	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index (b)	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth (b)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value (b)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31,2020.
(b)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves represented as reserves for contracts in annuity payout period on the statement of assets and liabilities, are computed based on amounts currently payable according to the VM21 regulation. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The COVID-19 pandemic that began in 2020 and the Russian conflict starting in February 2022 and measures taken by various governments to address these have affected economic activity. Thrivent has taken measures to monitor and help mitigate the effects. The impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 and the Russian conflict may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of these events.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial less any applicable premium taxes. No charge for sales distribution expense is deducted from premiums received.

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.10% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.
Additionally, during the year ended December 31, 2021, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Aggressive Allocation	1,585,560	107,316	(222,376)	1,470,500	92,150	(186,121)	1,376,529
All Cap	292,655	10,887	(41,735)	261,807	25,467	(32,805)	254,469
Balanced Income Plus	342,400	25,154	(47,258)	320,296	25,227	(33,614)	311,909
Diversified Income Plus	547,494	50,789	(79,546)	518,737	57,441	(120,523)	455,655
ESG Index	—	9,447	—	9,447	38,411	(6,169)	41,689
Global Stock	491,619	19,346	(99,398)	411,567	29,881	(66,627)	374,821
Government Bond	184,221	76,586	(52,977)	207,830	43,562	(89,285)	162,107
High Yield	1,212,023	101,525	(213,292)	1,100,256	121,321	(217,505)	1,004,072
Income	1,132,447	166,973	(249,672)	1,049,748	167,195	(278,170)	938,773
International Allocation	2,346,630	115,399	(340,325)	2,121,704	92,597	(282,934)	1,931,367
International Index	—	6,433	—	6,433	19,045	(1,680)	23,798
Large Cap Growth	2,039,227	266,384	62,953	(466,117)	1,902,447	224,572	(421,514)	1,705,505
Large Cap Index	605,872	66,246	(76,479)	595,639	63,906	(82,588)	576,957
Large Cap Value	938,074	60,165	(142,330)	855,909	157,150	(119,994)	893,065
Limited Maturity Bond	448,986	191,038	(152,125)	487,899	113,682	(148,098)	453,483
Low Volatility Equity	31,948	24,833	(13,922)	42,859	5,833	(9,823)	38,869
Mid Cap Growth	—	101,559	(28,854)	72,705	74,619	(91,787)	55,537
Mid Cap Index	271,915	18,138	(29,681)	260,372	30,642	(37,882)	253,132
Mid Cap Stock	2,138,615	83,013	(333,048)	1,888,580	87,379	(231,870)	1,744,089
Mid Cap Value	—	1,307	—	1,307	53,321	(19,118)	35,510
Moderate Allocation	10,366,076	509,356	(1,295,894)	9,579,538	722,294	(1,632,477)	8,669,355

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Moderately Aggressive Allocation	6,641,700	261,242	(1,015,561)	5,887,381	325,790	(816,728)	5,396,443
Moderately Conservative Allocation	3,689,759	322,979	(577,275)	3,435,463	252,446	(596,838)	3,091,071
Money Market	3,563,144	6,707,705	(6,415,816)	3,855,033	4,130,649	(4,960,163)	3,025,519
Multidimensional Income	17,212	2,472	(2,879)	16,805	10,496	(3,193)	24,108
Opportunity Income Plus	125,986	30,413	(30,811)	125,588	28,692	(31,286)	122,994
Partner Emerging Markets Equity	154,695	7,436	(19,893)	142,238	27,921	(34,741)	135,418
Partner Healthcare	216,138	24,458	(40,876)	199,720	17,599	(33,919)	183,400
Real Estate Securities	186,455	15,510	(41,624)	160,341	15,919	(32,932)	143,328
Small Cap Growth	30,714	90,839	(24,965)	96,588	109,921	(125,724)	80,785
Small Cap Index	248,869	26,467	(38,692)	236,644	42,232	(44,845)	234,031
Small Cap Stock	481,562	17,550	(82,511)	416,601	44,850	(59,981)	401,470
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2021 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$ 4,406,568	$ 5,896,683
All Cap	905,063	993,476
Balanced Income Plus	935,850	977,819
Diversified Income Plus	1,683,479	3,309,320
ESG Index	575,391	94,496
Global Stock	1,037,012	1,765,941
Government Bond	719,350	1,446,298
High Yield	4,838,666	8,794,778
Income	6,783,008	10,944,776
International Allocation	883,012	3,376,559
International Index	262,014	22,560
Large Cap Growth	53,889,400	61,907,585
Large Cap Index	2,746,874	3,384,435
Large Cap Value	5,384,020	3,138,241
Limited Maturity Bond	1,531,822	2,014,346
Low Volatility Equity	90,219	137,806
Mid Cap Growth	1,153,557	1,359,136
Mid Cap Index	1,501,049	1,729,100
Mid Cap Stock	8,709,851	12,482,753
Mid Cap Value	852,621	301,942
Moderate Allocation	23,739,198	36,257,495
Moderately Aggressive Allocation	13,787,712	21,433,947
Moderately Conservative Allocation	6,784,866	11,509,240
Money Market	7,235,595	8,795,183
Multidimensional Income	130,017	39,077

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
Opportunity Income Plus	493,182	498,626
Partner Emerging Markets Equity	473,706	605,867
Partner Healthcare	879,017	1,172,690
Real Estate Securities	597,672	1,438,490
Small Cap Growth	2,017,085	2,282,455
Small Cap Index	1,901,830	1,975,353
Small Cap Stock	2,187,627	2,453,286
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2021, except as indicated in Note 1, follows:
Subaccount	2021	2020	2019	2018	2017
Aggressive Allocation
Units (a)	1,375,505	1,470,500	1,584,927	1,735,186	1,916,528
Unit value	$ 36.47	$ 30.68	$ 26.48	$ 21.36	$ 23.09
Deathclaim units	1,024	—	633	545	—
Deathclaim unit value	$ 34.79	$ 29.22	$ 25.18	$ 20.28	$ 21.89
Net assets	$50,197,816	$45,108,975	$41,980,417	$37,070,270	$44,244,859
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.79%	1.19%	1.33%	0.67%	0.73%
Total return (d)	18.88 - 19.06%	15.86 - 16.03%	23.97 - 24.16%	(7.49) - (7.35)%	20.19 - 20.37%
All Cap
Units (a)	254,715	262,250	294,244	323,936	343,032
Unit value	$ 38.16	$ 31.09	$ 25.52	$ 19.81	$ 22.23
Deathclaim units	123	42	1	168	—
Deathclaim unit value	$ 41.47	$ 33.73	$ 27.65	$ 21.43	$ 24.01
Net assets	$ 9,737,604	$ 8,164,891	$ 7,529,573	$ 6,432,825	$ 7,637,295
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.41%	0.75%	0.63%	0.51%	0.49%
Total return (d)	22.75 - 22.94%	21.82 - 22.00%	28.84 - 29.04%	(10.88) - (10.75)%	18.93 - 19.11%
Balanced Income Plus
Units (a)	313,045	322,206	345,324	358,998	382,579
Unit value	$ 28.33	$ 25.47	$ 23.61	$ 20.38	$ 21.66
Deathclaim units	504	234	262	—	186
Deathclaim unit value	$ 25.35	$ 22.76	$ 21.06	$ 18.15	$ 19.27
Net assets	$ 8,919,152	$ 8,242,926	$ 8,183,947	$ 7,342,401	$ 8,320,111
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.33%	2.89%	2.93%	2.45%	2.27%
Total return (d)	11.21 - 11.38%	7.92 - 8.08%	15.83 - 16.01%	(5.92) - (5.77)%	10.45 - 10.62%

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Diversified Income Plus
Units (a)	458,391	523,211	551,371	614,539	606,320
Unit value	$ 30.39	$ 28.75	$ 27.07	$ 24.07	$ 25.01
Deathclaim units	2,333	1,537	3,410	3,639	2,199
Deathclaim unit value	$ 23.56	$ 22.25	$ 20.93	$ 18.57	$ 19.27
Net assets	$14,011,848	$15,100,424	$15,019,817	$14,870,038	$15,210,098
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.97%	3.36%	3.54%	3.05%	3.03%
Total return (d)	5.70 - 5.86%	6.19 - 6.35%	12.49 - 12.66%	(3.76) - (3.62)%	8.15 - 8.31%
ESG Index
Units (a)	41,689	9,447	—	—	—
Unit value	$ 16.63	$ 12.85	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 16.67	$ 12.87	—	—	—
Net assets	$ 693,095	$ 121,417	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	— %	— %	— %
Investment income ratio (c)	0.00%	7.54%	— %	— %	— %
Total return (d)	29.35 - 29.55%	28.53 - 28.66%	— %	— %	— %
Global Stock
Units (a)	378,863	415,869	499,137	564,027	637,286
Unit value	$ 29.93	$ 25.07	$ 22.00	$ 18.09	$ 19.95
Deathclaim units	704	1,703	1,319	981	1,659
Deathclaim unit value	$ 29.26	$ 24.47	$ 21.45	$ 17.61	$ 19.39
Net assets	$11,395,632	$10,497,487	$11,053,974	$10,238,772	$12,769,090
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.90%	1.74%	1.46%	1.24%	1.27%
Total return (d)	19.39 - 19.57%	13.95 - 14.12%	21.61 - 21.79%	(9.34) - (9.20)%	19.83 - 20.01%
Government Bond
Units (a)	162,951	209,287	185,398	206,698	255,115
Unit value	$ 17.19	$ 17.65	$ 16.64	$ 15.89	$ 16.04
Deathclaim units	866	618	1,320	1,292	197
Deathclaim unit value	$ 15.54	$ 15.93	$ 15.00	$ 14.30	$ 14.41
Net assets	$ 2,823,347	$ 3,715,253	$ 3,115,416	$ 3,311,358	$ 4,100,121
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.33%	1.48%	2.18%	2.42%	2.01%
Total return (d)	(2.60) - (2.45)%	6.04 - 6.20%	4.70 - 4.85%	(0.91) - (0.76)%	1.84 - 1.99%
High Yield
Units (a)	1,011,332	1,110,483	1,235,262	1,380,459	1,529,502
Unit value	$ 64.36	$ 62.33	$ 61.33	$ 54.23	$ 56.71
Deathclaim units	10,084	11,279	4,399	8,302	16,570
Deathclaim unit value	$ 23.81	$ 23.03	$ 22.62	$ 19.98	$ 20.86
Net assets	$65,812,687	$69,911,804	$76,247,484	$75,326,832	$87,344,492
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	4.59%	5.31%	5.57%	5.81%	5.46%
Total return (d)	3.26 - 3.41%	1.63 - 1.79%	13.09 - 13.25%	(4.37) - (4.22)%	6.30 - 6.45%

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Income
Units (a)	939,839	1,059,429	1,151,969	1,299,067	1,497,017
Unit value	$ 57.19	$ 58.09	$ 52.58	$ 46.80	$ 48.44
Deathclaim units	14,186	10,552	6,413	11,930	16,023
Deathclaim unit value	$ 19.77	$ 20.05	$ 18.12	$ 16.11	$ 16.65
Net assets	$ 54,515,195	$ 62,272,998	$ 61,125,160	$ 61,318,440	$ 73,052,698
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.78%	2.95%	3.37%	3.67%	3.33%
Total return (d)	(1.56) - (1.41)%	10.48 - 10.65%	12.35 - 12.52%	(3.39) - (3.25)%	5.13 - 5.28%
International Allocation
Units (a)	1,946,983	2,143,685	2,376,451	2,660,536	2,888,523
Unit value	$ 13.84	$ 12.23	$ 11.89	$ 9.98	$ 11.92
Deathclaim units	5,261	3,682	4,915	3,356	10,864
Deathclaim unit value	$ 14.13	$ 12.46	$ 12.10	$ 10.14	$ 12.10
Net assets	$ 27,120,874	$ 26,341,624	$ 28,412,459	$ 26,638,097	$ 34,635,880
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.56%	3.27%	2.31%	2.77%	2.10%
Total return (d)	13.21 - 13.38%	2.85 - 3.00%	19.16 - 19.34%	(16.33) - (16.20)%	22.50 - 22.68%
International Index
Units (a)	23,798	6,433	—	—	—
Unit value	$ 14.05	$ 12.82	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 14.09	$ 12.83	—	—	—
Net assets	$ 334,451	$ 82,453	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	— %	— %	— %
Investment income ratio (c)	0.24%	2.39%	— %	— %	— %
Total return (d)	9.65 - 9.82%	28.17 - 28.30%	— %	— %	— %
Large Cap Growth
Units (a)	1,689,373	1,882,202	2,051,055	2,265,700	2,464,624
Unit value	$ 283.27	$ 232.90	$ 164.29	$ 124.98	$ 123.29
Deathclaim units	41,255	51,670	28,585	26,496	39,035
Deathclaim unit value	$ 58.40	$ 47.94	$ 33.77	$ 25.65	$ 25.26
Net assets	$484,130,962	$443,348,719	$339,587,328	$284,969,786	$305,676,646
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.13%	0.31%	0.01%	0.38%	0.37%
Total return (d)	21.63 - 21.81%	41.77 - 41.98%	31.45 - 31.65%	1.38 - 1.53%	27.53 - 27.72%
Large Cap Index
Units (a)	578,067	597,504	607,679	679,415	705,811
Unit value	$ 49.82	$ 39.23	$ 33.58	$ 25.89	$ 27.44
Deathclaim units	586	345	483	1,129	2,945
Deathclaim unit value	$ 45.12	$ 35.47	$ 30.32	$ 23.34	$ 24.70
Net assets	$ 28,898,307	$ 23,507,726	$ 20,466,007	$ 17,642,386	$ 19,462,310
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.40%	1.60%	1.54%	1.44%	1.35%
Total return (d)	27.01 - 27.20%	16.83 - 17.00%	29.72 - 29.91%	(5.66) - (5.52)%	20.14 - 20.32%

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Large Cap Value
Units (a)	896,624	857,868	946,494	1,035,871	1,113,932
Unit value	$ 37.06	$ 28.38	$ 27.47	$ 22.33	$ 24.73
Deathclaim units	1,935	6,291	2,555	4,592	3,914
Deathclaim unit value	$ 34.34	$ 26.25	$ 25.38	$ 20.60	$ 22.77
Net assets	$33,353,599	$24,557,740	$26,119,144	$23,250,127	$27,661,147
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.20%	1.97%	1.54%	1.33%	1.37%
Total return (d)	30.61 - 30.81%	3.29 - 3.45%	23.02 - 23.21%	(9.70) - (9.57)%	16.36 - 16.54%
Limited Maturity Bond
Units (a)	458,206	494,289	460,351	535,958	608,937
Unit value	$ 14.09	$ 14.20	$ 13.81	$ 13.33	$ 13.34
Deathclaim units	1,237	1,463	604	268	189
Deathclaim unit value	$ 13.27	$ 13.36	$ 12.97	$ 12.50	$ 12.49
Net assets	$ 6,508,804	$ 7,081,350	$ 6,421,134	$ 7,169,914	$ 8,141,052
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.55%	2.10%	2.61%	2.49%	1.97%
Total return (d)	(0.83) - (0.68)%	2.87 - 3.02%	3.60 - 3.76%	(0.08) - 0.07%	1.49 - 1.65%
Low Volatility Equity
Units (a)	38,869	42,859	31,948	33,505	13,587
Unit value	$ 15.16	$ 12.92	$ 12.78	$ 10.50	$ 10.93
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 15.27	$ 12.99	$ 12.83	$ 10.52	$ 10.94
Net assets	$ 589,301	$ 553,718	$ 408,365	$ 351,675	$ 148,508
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.53%	1.39%	1.18%	0.02%	0.87%
Total return (d)	17.35 - 17.53%	1.07 - 1.23%	21.78 - 21.96%	(3.97) - (3.82)%	9.30 - 9.41%
Mid Cap Growth
Units (a)	55,537	72,705	—	—	—
Unit value	$ 16.38	$ 14.81	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 16.42	$ 14.83	—	—	—
Net assets	$ 909,607	$ 1,076,927	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	— %	— %	— %
Investment income ratio (c)	0.00%	0.00%	— %	— %	— %
Total return (d)	10.57 - 10.74%	48.12 - 48.27%	— %	— %	— %
Mid Cap Index
Units (a)	252,994	260,636	272,272	301,540	304,451
Unit value	$ 52.75	$ 42.85	$ 38.21	$ 30.69	$ 34.98
Deathclaim units	590	324	385	262	543
Deathclaim unit value	$ 42.24	$ 34.26	$ 30.50	$ 24.46	$ 27.84
Net assets	$13,385,938	$11,191,396	$10,422,553	$ 9,266,718	$10,668,667
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.96%	1.37%	1.18%	1.01%	0.89%
Total return (d)	23.11 - 23.30%	12.16 - 12.32%	24.49 - 24.67%	(12.26) - (12.13)%	14.71 - 14.89%

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Mid Cap Stock
Units (a)	1,760,002	1,912,863	2,168,120	2,374,433	2,562,276
Unit value	$ 64.33	$ 50.50	$ 41.96	$ 33.62	$ 38.19
Deathclaim units	7,002	5,023	8,262	2,729	13,467
Deathclaim unit value	$ 49.55	$ 38.83	$ 32.22	$ 25.78	$ 29.23
Net assets	$114,045,795	$ 97,201,215	$ 91,586,783	$ 80,135,999	$ 98,438,189
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.24%	0.50%	0.61%	0.34%	0.35%
Total return (d)	27.40 - 27.59%	20.35 - 20.53%	24.78 - 24.96%	(11.94) - (11.81)%	17.70 - 17.87%
Mid Cap Value
Units (a)	35,510	1,307	—	—	—
Unit value	$ 17.08	$ 13.20	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 17.12	$ 13.21	—	—	—
Net assets	$ 606,550	$ 17,249	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	— %	— %	— %
Investment income ratio (c)	0.57%	2.83%	— %	— %	— %
Total return (d)	29.45 - 29.64%	31.95 - 32.09%	— %	— %	— %
Moderate Allocation
Units (a)	8,624,536	9,581,415	10,365,276	11,537,103	12,648,539
Unit value	$ 27.20	$ 24.40	$ 21.72	$ 18.50	$ 19.57
Deathclaim units	59,472	14,595	19,163	43,489	12,073
Deathclaim unit value	$ 26.65	$ 23.87	$ 21.22	$ 18.04	$ 19.06
Net assets	$236,178,048	$234,184,066	$225,607,164	$214,198,745	$247,776,710
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.51%	1.98%	2.27%	1.73%	1.62%
Total return (d)	11.46 - 11.62%	12.32 - 12.49%	17.45 - 17.62%	(5.49) - (5.34)%	11.72 - 11.89%
Moderately Aggressive Allocation
Units (a)	5,393,557	5,883,217	6,642,786	7,387,340	7,951,386
Unit value	$ 31.29	$ 27.19	$ 24.03	$ 19.90	$ 21.38
Deathclaim units	6,382	7,931	2,996	4,566	5,225
Deathclaim unit value	$ 30.26	$ 26.26	$ 23.17	$ 19.15	$ 20.55
Net assets	$168,968,735	$160,191,325	$159,704,991	$147,074,984	$170,106,264
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.20%	1.64%	1.85%	1.28%	1.21%
Total return (d)	15.07 - 15.25%	13.16 - 13.33%	20.78 - 20.96%	(6.93) - (6.79)%	15.52 - 15.69%
Moderately Conservative Allocation
Units (a)	3,083,296	3,423,953	3,681,997	4,097,532	4,639,854
Unit value	$ 21.76	$ 20.52	$ 18.80	$ 16.51	$ 17.26
Deathclaim units	7,792	11,529	7,782	664	3,414
Deathclaim unit value	$ 21.56	$ 20.30	$ 18.58	$ 16.28	$ 17.00
Net assets	$ 67,250,190	$ 70,494,839	$ 69,377,175	$ 67,644,162	$ 80,134,324
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.80%	2.29%	2.54%	2.04%	1.79%
Total return (d)	6.02 - 6.18%	9.13 - 9.30%	13.92 - 14.09%	(4.36) - (4.22)%	8.32 - 8.48%

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Money Market
Units (a)	3,061,092	3,833,954	3,623,685	2,833,428	3,489,211
Unit value	$ 1.83	$ 1.85	$ 1.86	$ 1.85	$ 1.84
Deathclaim units	1,655	67,428	851	1,987	105,595
Deathclaim unit value	$ 1.02	$ 1.03	$ 1.04	$ 1.03	$ 1.03
Net assets	$5,639,386	$7,197,231	$6,792,481	$5,271,997	$6,568,979
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.00%	0.30%	1.81%	1.45%	0.50%
Total return (d)	(1.09) - (0.95)%	(0.81) - (0.66)%	0.71 - 0.87%	0.36 - 0.51%	(0.59) - (0.45)%
Multidimensional Income
Units (a)	24,108	16,805	17,212	15,980	15,645
Unit value	$ 11.99	$ 11.46	$ 10.95	$ 9.62	$ 10.27
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 12.07	$ 11.52	$ 10.99	$ 9.64	$ 10.28
Net assets	$ 288,983	$ 192,556	$ 188,390	$ 153,651	$ 160,734
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.57%	0.00%	4.12%	4.36%	5.40%
Total return (d)	4.61 - 4.77%	4.69 - 4.84%	13.83 - 14.00%	(6.41) - (6.27)%	2.74 - 2.84%
Opportunity Income Plus
Units (a)	123,875	126,942	127,680	144,601	160,816
Unit value	$ 16.74	$ 16.62	$ 16.10	$ 15.00	$ 15.32
Deathclaim units	641	415	354	—	—
Deathclaim unit value	$ 16.40	$ 16.27	$ 15.73	$ 14.64	$ 14.93
Net assets	$2,086,662	$2,118,149	$2,060,873	$2,167,711	$2,461,423
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.99%	3.32%	4.03%	4.11%	3.39%
Total return (d)	0.68 - 0.83%	3.24 - 3.39%	7.34 - 7.50%	(2.10) - (1.95)%	3.48 - 3.64%
Partner Emerging Markets Equity
Units (a)	135,418	142,068	154,645	173,080	183,623
Unit value	$ 16.75	$ 17.77	$ 14.13	$ 11.89	$ 14.12
Deathclaim units	—	170	50	—	—
Deathclaim unit value	$ 17.09	$ 18.11	$ 14.38	$ 12.08	$ 14.33
Net assets	$2,267,911	$2,528,027	$2,185,674	$2,057,811	$2,593,460
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.16%	2.24%	0.76%	1.24%	0.67%
Total return (d)	(5.77) - (5.63)%	25.79 - 25.98%	18.84 - 19.01%	(15.82) - (15.69)%	26.25 - 26.44%
Partner Healthcare
Units (a)	181,583	200,182	216,664	235,276	251,964
Unit value	$ 38.40	$ 34.43	$ 29.30	$ 23.54	$ 21.97
Deathclaim units	2,313	64	31	—	691
Deathclaim unit value	$ 39.20	$ 35.09	$ 29.82	$ 23.92	$ 22.30
Net assets	$7,062,889	$6,893,885	$6,349,207	$5,538,071	$5,551,963
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.29%	0.45%	0.42%	0.90%	0.26%
Total return (d)	11.53 - 11.70%	17.50 - 17.68%	24.48 - 24.66%	7.12 - 7.28%	18.12 - 18.29%

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Real Estate Securities
Units (a)	143,539	160,446	186,631	208,687	238,808
Unit value	$ 60.98	$ 43.38	$ 46.35	$ 36.63	$ 39.11
Deathclaim units	1,085	1,483	1,769	216	1,791
Deathclaim unit value	$ 34.23	$ 24.32	$ 25.94	$ 20.47	$ 21.82
Net assets	$ 8,805,656	$ 7,007,148	$ 8,707,500	$ 7,653,563	$ 9,383,171
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.39%	1.99%	2.14%	2.03%	1.62%
Total return (d)	40.56 - 40.77%	(6.39) - (6.25)%	26.54 - 26.73%	(6.35) - (6.20)%	4.80 - 4.96%
Small Cap Growth
Units (a)	77,365	96,588	30,714	29,485	—
Unit value	$ 19.55	$ 17.65	$ 11.49	$ 9.04	—
Deathclaim units	3,420	—	—	—	—
Deathclaim unit value	$ 19.65	$ 17.73	$ 11.52	$ 9.05	—
Net assets	$ 1,579,325	$ 1,705,151	$ 352,822	$ 266,686	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d)	10.71 - 10.88%	53.68 - 53.91%	27.01 - 27.20%	(9.55) - (9.46)%	— %
Small Cap Index
Units (a)	233,960	236,799	248,990	276,480	282,939
Unit value	$ 53.27	$ 42.57	$ 38.74	$ 31.98	$ 35.40
Deathclaim units	645	359	513	296	532
Deathclaim unit value	$ 41.85	$ 33.40	$ 30.35	$ 25.01	$ 27.64
Net assets	$12,509,497	$10,104,231	$ 9,669,829	$ 8,853,798	$10,034,329
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.84%	1.19%	1.05%	0.97%	0.86%
Total return (d)	25.12 - 25.31%	9.89 - 10.06%	21.15 - 21.33%	(9.66) - (9.52)%	11.90 - 12.07%
Small Cap Stock
Units (a)	406,115	422,835	490,629	540,922	591,094
Unit value	$ 49.86	$ 40.40	$ 33.30	$ 26.35	$ 29.64
Deathclaim units	1,306	1,268	956	1,338	1,140
Deathclaim unit value	$ 39.04	$ 31.59	$ 25.99	$ 20.54	$ 23.07
Net assets	$20,338,453	$17,160,958	$16,413,259	$14,303,870	$17,574,012
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.78%	0.69%	0.39%	0.42%	0.35%
Total return (d)	23.40 - 23.59%	21.35 - 21.53%	26.38 - 26.57%	(11.12) - (10.99)%	19.91 - 20.09%

(a)	These amounts represent the units for contracts in accumulation and contracts in payout.
(b)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(c)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the

THRIVENT VARIABLE ANNUITY ACCOUNT C
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
declaration of dividends by the underlying fund in which the subaccount invests.
(d)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated using accumulation unit values.
A Special Meeting of shareholders of the Thrivent Partner Growth Stock (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth
The merger was accomplished by tax free exchanges as detailed below:
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(4,239,785)	$(75,498)	$7,191,703
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$83,813,161	$(3,054,164)	$55,577,091
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:

PART C.    OTHER INFORMATION
Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Life Insurance Company (“Depositor”) authorizing the establishment of TLIC Variable Annuity Account A (“Registrant”)	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998
(b)	Custodial Agreements	Not Applicable
(c)(i)	Distribution Agreement between Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”)	Post-Effective Amendment No. 28 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 2003
(c)(ii)	Agreement between Thrivent Investment Management Inc. and Registered Representatives	Post-Effective Amendment No. 36 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 18, 2011
(d)(i)	Contract	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998
(d)(ii)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010
(d)(iii)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010
(d)(iv)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010
(d)(v)	Contract Endorsement	Pre-Effective Amendment No. 1 to the registration statement of TFL Variable Annuity Account C, Registration Statement No. 033-232464, filed on April 29, 2019
(e)	Contract Application Form	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998
(f)(i)	Articles of Incorporation of Depositor	Initial filing to the Registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017.
(f)(ii)	Bylaws of Depositor	Initial filing to the Registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017.
(g)	Reinsurance Contracts	Not Applicable
(h)(i)	Master Services Agreement among Thrivent Life, and Thrivent Financial for Lutherans	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010
(h)(ii)	First Amendment to Master Services Agreement of January 1, 2006	Post-Effective Amendment No. 36 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 18, 2011
(h)(iii)	Second Amendment to Master Services Agreement of January 1, 2006	Post-Effective Amendment No. 36 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 18, 2011

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(h)(iv)	Participation Agreement of Thrivent Life Insurance Company and the Fund	Post-Effective Amendment No. 31 to the registration statement of TLIC Variable Insurance Account A, Registration Statement No. 33-3243, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Filed Herewith
(q)	Description of Offers to Exchange Variable Annuity Contracts	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director

Name and Principal Business Address	Positions and Offices with Depositor
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Jill B. Louis 500 North Akard Street Suite 3300 Dallas, TX 75201-3347	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware

North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Financial Entities	Primary Business	State of Organization
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose GP I, LLC[4,8]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,9]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,11]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,12]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,13]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,15]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,16]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,18]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,19]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,21]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,22]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,33]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4,45]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5,46]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5,47]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,48]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 49	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,50]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,51]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,52]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,53]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[5,54]	Private equity real estate fund	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate Feeder IV, LLC[6]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4,55]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5,56]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4,57]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5,58]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[7,59]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
[5]	Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account. The feeder entity is a feeder fund of the fund.
7
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
[8]	Thrivent Financial has a 75.503% ownership interest.
[9]	Thrivent Financial has a 99.311% ownership interest.
[10]	Thrivent Financial has a 99.829% ownership interest.
[11]	Thrivent Financial has a 67.877% ownership interest.
[12]	Thrivent Financial has a 99.831% ownership interest.
[13]	Thrivent Financial has a 67.995% ownership interest.
[14]	Thrivent Financial has a 99.269% ownership interest.
[15]	Thrivent Financial has a 99.815% ownership interest.
[16]	Thrivent Financial has a 66.044% ownership interest.
[17]	Thrivent Financial has a 98.936% ownership interest.
[18]	Thrivent Financial has a 99.828% ownership interest.
[19]	Thrivent Financial has a 64.508% ownership interest.
[20]	Thrivent Financial has a 99.054% ownership interest.
[21]	Thrivent Financial has a 99.820% ownership interest.
[22]	Thrivent Financial has a 30.854% ownership interest.
[23]	Thrivent Financial has a 99.867% ownership interest.
[24]	Thrivent Financial has a 30.691% ownership interest.
[25]	Thrivent Financial has a 98.856% ownership interest.
[26]	Thrivent Financial has a 99.831% ownership interest.
[27]	Thrivent Financial has a 25.000% ownership interest.
[28]	Thrivent Financial has a 98.634% ownership interest.
[29]	Thrivent Financial has a 99.680% ownership interest.
[30]	Thrivent Financial has a 37.000% ownership interest.
[31]	Thrivent Financial has a 98.620% ownership interest.
[32]	Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.
[34]	Thrivent Financial has a 98.296% ownership interest.
[35]	Thrivent Financial has a 99.881% ownership interest.
[36]	Thrivent Financial has a 17.500% ownership interest.
[37]	Thrivent Financial has a 98.582% ownership interest.
[38]	Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 25.000% ownership interest.
[40]	Thrivent Financial has a 99.112% ownership interest.
[41]	Thrivent Financial has a 99.919% ownership interest.
[42]	Thrivent Financial has a 15.000% ownership interest.
[43]	Thrivent Financial has a 98.593% ownership interest.
[44]	Thrivent Financial has a 99.933% ownership interest.
[45]	Thrivent Financial has a 11.500% ownership interest.
[46]	Thrivent Financial has a 99.188% ownership interest.

[47]	Thrivent Financial has a 99.918% ownership interest.

Thrivent Financial has a 40.000% ownership interest.

Thrivent Financial has a 99.120% ownership interest.

Thrivent Financial has a 23.000% ownership interest.

Thrivent Financial has a 99.683% ownership interest.

Thrivent Financial has a 19.000% ownership interest.

Thrivent Financial has a 99.900% ownership interest.

Thrivent Financial has a 99.893% ownership interest.

Thrivent Financial has a 15.000% ownership interest.

Thrivent Financial has a 99.732% ownership interest.

Thrivent Financial has a 11.500% ownership interest.

Thrivent Financial has a 99.906% ownership interest.

Thrivent Financial has a 49.000% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Carl R. Ghiselli	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-232464, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2022.
Thrivent Variable Annuity Account C (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Mary Jane Fortin*	Executive Vice President, Chief Commercial Officer
Bonnie E. Raquet*	Chair of the Board
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2022
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT C
The exhibits below represent only those exhibits which are newly filed with this Registration Statement.
EXHIBIT NO.
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
EX (p)	Powers of Attorney